Exhibit 99.1

Press release
Aebi Schmidt Group Announces Successful Completion of Merger with The Shyft Group, Creating Global Specialty Vehicle Leader

CH-Frauenfeld, July 1, 2025 – Aebi Schmidt has successfully completed its merger with The Shyft Group. The combined company, which will operate as “Aebi Schmidt Group”, is strategically positioned as a global specialty vehicle leader.

The merger creates a world-class specialty vehicles leader with sales of around $2 billion per year. As a further result, the combined company will have over 70 locations worldwide, 40 of which are in the USA. “I'm excited that we're finally getting started,” said Barend Fruithof, the CEO of Aebi Schmidt who will continue to serve as the CEO of the combined company. “We have a lot of integration work ahead of us. But we are familiar with this type of situation and are optimistic that we will build an organization aimed at future growth.”

Shares of Aebi Schmidt Group are expected to begin trading on the NASDAQ (i) on a “when-issued” basis under the ticker symbol “AEBIV” on Tuesday, July 1, 2025 and (ii) on a “regular-way” basis under the ticker symbol “AEBI” on Wednesday, July 2, 2025.

Aebi Schmidt expects the merger to have a positive impact on earnings of the combined company based on geographical expansion, cross-selling and cost optimization.

Media contact

Barend Fruithof
CEO Aebi Schmidt Group
barend.fruithof@aebi-schmidt.com
Phone: +41 44 308 58 68

Thomas Schenkirsch
Head Group Strategic Development
thomas.schenkirsch@aebi-schmidt.com
Phone: +41 44 308 58 55
Aebi Schmidt Holding AG
Schulstrasse 4 | 8500 Frauenfeld | Switzerland
Further information https://www.aebi-schmidt.com https://www.theshyftgroup.com https://www.youtube.com/user/AebiSchmidtGroup https://media.aebi-schmidt.com (pictures, logos)

About the Aebi Schmidt Group

The Aebi Schmidt Group is a global leader in intelligent solutions for customers who care for clean and safe infrastructure and cultivate challenging grounds. The unique variety of its range of products comprises its own vehicles as well as innovative attachable and demountable devices for individual vehicle equipment. The products combined with a support and service programme perfectly tailored to sophisticated customer needs offer the appropriate solution to nearly any challenge. The globally active Group with headquarters in Switzerland has generated net sales of over 1 billion EUR in 2024 and has recently announced that it will merge with The Shyft Group and go public on the NASDAQ. Exchange. Aebi Schmidt currently employs around 3,000 people in 16 sales organisations and over a dozen production facilities worldwide. The company is represented in a further 90 countries through established dealer partnerships. The portfolio consists of the product brands Aebi, Schmidt, Nido, Arctic, Monroe, Towmaster, Swenson, Meyer, MB, ELP and Ladog – all well-established on the market, some of which have been represented for more than 100 years.

About The Shyft Group

The Shyft Group is the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. Its customers include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Builtmore Contract Manufacturing™, and Independent Truck Upfitters. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 2,900 employees and contractors across campuses, and operates facilities in Arizona, California, Florida, Indiana, Iowa, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $786 million in 2024.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements. In some cases, forward-looking statements are identified by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements”, including the negative of those words and phrases. Such forward-looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for Aebi Schmidt or Shyft based on currently available information. These forward-looking statements may include projections of Aebi Schmidt’s, Shyft’s or the combined company’s future financial performance, their anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on Aebi Schmidt’s management’s current expectations and projections about future events. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Aebi Schmidt’s, Aebi Schmidt’s and, following the completion of the proposed transaction, the combined company’s business.

2/3

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include, among others, the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; the prohibition or delay of the consummation of the proposed transaction by a governmental entity; the risk that the proposed transaction may not be completed in the expected time frame; unexpected costs, charges or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integration; the ability of the combined company to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of the combined company; inability to retain and hire key personnel; negative changes in the relationships with major customers and suppliers that adversely affect revenues and profits; disruptions to existing business operations; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks related to ownership of Aebi Schmidt’s common stock; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Aebi Schmidt’s and Aebi Schmidt’s management’s time on transaction-related matters. These risks, as well as other risks associated with the businesses of Aebi Schmidt and Shyft, will be more fully discussed in the combined proxy statement/prospectus. Although management believes the expectations reflected in the forward-looking statements are reasonable, Aebi Schmidt cannot guarantee future results, level of activity, performance or achievements. Moreover, neither management, Aebi Schmidt nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Aebi Schmidt wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Aebi Schmidt is under no duty to and specifically declines to undertake any obligation to publicly revise or update any of these forward-looking statements after the date of this press release to conform its prior statements to actual results, revised expectations or to reflect the occurrence of anticipated or unanticipated events.

3/3